UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2016

Centrue Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-28846	36-3145350
State or other jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
122 West Madison Street, Ottawa, Illinois 61350
(Address of principal executive offices) (Zip Code)
(815) 431-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
On January 27, 2016, Centrue Financial Corporation (“Centrue”) announced that Centrue Bank (the “Bank”) has entered into an agreement to sell its Fairview Heights branch to Town and Country Bank, a subsidiary of Town and Country Financial Corporation. In addition, Centrue also announced that the Bank has entered into an agreement to sell its Aviston and St. Rose branches to First National Bank in Carlyle, a subsidiary of First National Bancorporation in Carlyle, Inc.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated January 27, 2016 issued by Centrue Financial Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2016	CENTRUE FINANCIAL CORPORATION

	By:	/s/ Daniel R. Kadolph
	Name:	Daniel R. Kadolph
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 27, 2016 issued by Centrue Financial Corporation